UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 4, 2004

STERLING FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard Lancaster, PA		17601-4133

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(717) 581-6030

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
BACKGROUND INFORMATION ON STERLING FINANCIAL
STERLING FINANCIAL SLIDE PRESENTATION

Item 7.01. Regulation FD Disclosure.

On November 4, 2004, Sterling Financial Corporation’s Chief Executive Officer and Chief Financial Officer participated in The Mid-Atlantic Super Community Bank Conference. Background information on Sterling Financial Corporation and the investor conference slide presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The background information and slide presentation attached hereto are being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Background Information on Sterling Financial Corporation for The Mid-Atlantic Super Community Bank Conference on November 4, 2004

99.2	Sterling Financial Corporation slide presentation for The Mid-Atlantic Super Community Bank Conference on November 4, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
Date: November 4, 2004	By:	/s/ J. Roger Moyer, Jr.

J. Roger Moyer, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit		Page Number in Manually
		Signed Original
99.1	Background Information on Sterling Financial Corporation for The Mid-Atlantic Super Community Bank Conference on November 4, 2004	5

99.2	Sterling Financial Corporation slide presentation for The Mid-Atlantic Super Community Bank Conference on November 4, 2004	6

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